December 31, 2000


Berger Institutional
Products Trust
Annual Report



[BERGER FUNDS LOGO]



BERGER IPT-INTERNATIONAL FUND

This report reflects the financial position of the Fund at December 31, 2000 and the results of operations and changes in its net assets for the periods indicated.

                                                   Berger IPT-International Fund

TABLE OF CONTENTS
================================================================================

BERGER IPT-INTERNATIONAL FUND

Portfolio Manager Commentary ..................................................4

Schedule of Investments .......................................................6


FINANCIAL STATEMENTS AND NOTES

Statement of Assets and Liabilities ...........................................9

Statement of Operations ......................................................10

Statements of Changes in Net Assets ..........................................11

Notes to Financial Statements ................................................12

FINANCIAL HIGHLIGHTS .........................................................16

REPORT OF INDEPENDENT ACCOUNTANTS ............................................17

This material must be preceded or accompanied by a prospectus. Berger Distributors LLC ~ Member NASD (2/01)

               Berger IPT - International Fund o December 31, 2000 Annual Report

4

BERGER IPT-
INTERNATIONAL FUND          Ticker Symbol                                  BINLX
                            PORTFOLIO MANAGER COMMENTARY   BANK OF IRELAND ASSET
                                                          MANAGEMENT (U.S.) LTD.
================================================================================

MARKET CONDITIONS

The last year will certainly be remembered as an extremely difficult one for most global equity markets. Of the 22 countries that are represented in the MSCI World Index, just three recorded positive performance. Switzerland, which is laden with pharmaceutical and financial stocks, had the best performance, while Japan had the worst.

The performance of the Japanese market was very poor during the period. The bulk of the recent data from Japan was below analysts' expectations. Although the labor market is showing signs of improving, nationwide department store sales were weaker than expected while total household spending was still in negative territory on an annualized basis. There is also evidence of some persistent price deflation. The rest of Asia also posted negative numbers for the period, although the aggregate return of the region was nowhere near as bad as Japan. Worries about global growth fed through to the regional stock markets.

Europe was the only bright spot for investors over the last six months, assisted significantly by the year-end rally by the euro. Although the slowdown in demand in the U.S. caused the European industrial sector to lose some momentum toward the end of the year, other economic data emanating from the euro zone continued to be positive. Consumer confidence has remained close to its highs as a result of lower unemployment, personal tax cuts in many European countries and a continued low level of interest rates.

Recent data from the UK suggest that its economy is now moving in tandem with the euro zone economy rather that the U.S. Accordingly, commentators are now forecasting that any slowdown in the UK may be less than had been previously anticipated. In common with its European neighbors, the UK unemployment level has fallen, and consumer confidence there has risen.

FUND PERFORMANCE

The Berger IPT-International Fund experienced a decline of 10.18% over the year ended December 31, 2000, compared with the 13.96% decline of the MSCI EAFE Index(1).

Telecommunication stocks again were the biggest detractors from performance during the period, led by NTT DoCoMo. The company made an encouraging strategic move by purchasing 16% of AT&T Wireless. In the short term, however, this impacted the stock because the company may have to raise equity early in 2001 to help pay for this acquisition. Netherlands-quoted Koninklijke KPN's share price was hit over the quarter by concerns about the company in the aftermath of the third-generation mobile phone license auctions in Europe. There was much commentary about the company's balance sheet strength, and KPN raised some capital during the quarter. Telefonaktiebolaget LMEricsson fell despite reporting quarter three earnings that were ahead of expectations. The company cut its operating margin forecast because of continued losses in its mobile handset division. This overshadowed very strong results on the networking side, where Ericsson is growing much faster than its main competitors.

Japanese-quoted technology stocks in the Technological Innovation theme were also negative contributors to performance over the period. The macro factors of the poor performance of the Japanese market and the negativity surrounding the global technology sector combined to impair the performance of these stocks. Canon, which had been a relatively good performer for most of the year, succumbed in this environment. Sony announced earnings that were in line with expectations, but the earnings mix disappointed the market. The consumer electronics business produced good results, but the games division appears to be losing more money than had been expected.

On a positive note, financial stocks registered good performances during the period. Investors began to focus on these stocks given their relatively low ratings and their earnings prospects in the falling interest-rate environment. This benefited stocks in the Growth in Personal Savings Product theme, such as ING Groep and Swiss-quoted UBS, as well as stocks in the Global Financial Services Opportunities theme.

OUTLOOK

Much of last year's disappointing returns in international equities was due to the strength of the US dollar against other major currencies. We believe that further strength in the US dollar is unlikely in 2001. Indeed, if anything, we would expect some depreciation over the coming months, and there has already been evidence of this early in 2001.

Defensive stocks performed strongly last year as fears of a global hard landing began to grow; however, if the rate cuts have the desired effect of avoiding recession, this trend could reverse. It is our view that the stocks that were the best performers in our portfolio last year, such as the pharmaceuticals and consumer staples, are unlikely to be the best performers in 2001 given their valuations and the current economic outlook. Consequently we will be looking to increase our investments in areas such as technology and consumer cyclicals in order to take advantage of the current environment. One of the lessons of the last six months is that for the first time in a number of years investors are beginning to focus on fundamentals. Historically, this has been a background in which our style of investment has prospered.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The Morgan Stanley Capital International EAFE Index represents major overseas stock markets. It is an unmanaged index. One cannot invest directly in an index.

Berger IPT - International Fund o December 31, 2000 Annual Report

                                                   Berger IPT-International Fund

PERFORMANCE OVERVIEW
================================================================================

BERGER IPT-INTERNATIONAL FUND

Comparison of Change in Value of Berger IPT-International Fund vs. MSCI EAFE
Index

                                    [GRAPH]

                                         12/31/00

Berger IPT-International Fund            $13,403

MSCI EAFE Index                          $13,580

Average Annual Total Returns as of December 31, 2000

One Year                                  (10.18)%

Life of Fund (5/1/97)                       8.31%

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investments in the Fund are not insured by the Federal Deposit Insurance Corporation, are not deposits and are not obligations of, or endorsed or guaranteed, in any way by, any bank.

================================================================================
SCHEDULE OF INVESTMENTS

                                                                                            December 31, 2000
-------------------------------------------------------------------------------------------------------------
Country/Shares            Company                          Industry                                     Value
-------------------------------------------------------------------------------------------------------------
COMMON STOCK (99.20%)
Australia (3.10%)
       1,425              Brambles Industries Ltd.         Transport                             $     33,351
       4,300              National Australia Bank Ltd.     Banks                                       69,033
       6,362              News Corp. Ltd.                  Media & Photography                         49,633
       7,130              Telstra Corp. Ltd.               Telecommunications Services                 25,519
       4,137              Westpac Banking Corp. Ltd.       Banks                                       30,416
-------------------------------------------------------------------------------------------------------------
                                                                                                      207,952
-------------------------------------------------------------------------------------------------------------

China (0.58%)
     234,000              PetroChina Co. Ltd.              Oil & Gas                                   39,001
-------------------------------------------------------------------------------------------------------------

Denmark (0.40%)
         660              Tele Danmark - Class B*          Telecommunications Services                 26,939
-------------------------------------------------------------------------------------------------------------

France (11.34%)
       2,040              Alcatel Alsthom                  Information Technology Hardware            115,977
       1,972              Aventis SA                       Pharmaceuticals                            173,263
       1,150              AXA                              Insurance                                  166,420
       1,105              TotalFinaElf SA                  Oil & Gas                                  164,477
       2,133              Vivendi Universal SA             Diversified Industrials                    140,507
-------------------------------------------------------------------------------------------------------------
                                                                                                      760,644
-------------------------------------------------------------------------------------------------------------

               Berger IPT - International Fund o December 31, 2000 Annual Report

6

BERGER IPT-
INTERNATIONAL FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                                                               December 31, 2000
----------------------------------------------------------------------------------------------------------------
Country/Shares            Company                             Industry                                     Value
----------------------------------------------------------------------------------------------------------------
COMMON STOCK (99.20%) - CONTINUED
Germany (5.48%)
       1,350              Bayer AG                            Chemicals - Commodity                 $     71,168
       1,220              Bayerische HypoVereinsbank AG       Banks                                       68,556
       2,903              Bayerische Motoren Werke AG         Automobiles                                 94,932
       2,189              E.On AG                             Diversified Industrials                    133,293
----------------------------------------------------------------------------------------------------------------
                                                                                                         367,949
----------------------------------------------------------------------------------------------------------------

Hong Kong (2.50%)
       5,000              Cheung Kong (Holdings) Ltd.         Real Estate                                 63,944
       8,000              China Mobile Ltd.*                  Telecommunications Services                 43,693
       6,000              Sun Hung Kai Properties Ltd.        Real Estate                                 59,809
----------------------------------------------------------------------------------------------------------------
                                                                                                         167,446
----------------------------------------------------------------------------------------------------------------

Italy (3.00%)
      10,486              ENI S.p.A.                          Oil & Gas                                   67,005

      12,155              Telecom Italia S.p.A.               Telecommunications Services                134,552
----------------------------------------------------------------------------------------------------------------
                                                                                                         201,557
----------------------------------------------------------------------------------------------------------------

Japan (13.84%)
         500              ACOM Co. Ltd.                       Specialty & Other Finance                   36,773
       2,000              Bank of Tokyo-Mitsubishi Ltd.+      Banks                                       19,839
       4,000              Canon, Inc.                         Electronic & Electrical Equipment          139,591
       2,000              Fuji Photo Film Co. Ltd.            Media & Photography                         83,406
      10,000              Hitachi Ltd.                        Information Technology Hardware             88,815
         700              Hoya Corp.                          Electronic & Electrical Equipment           51,299
         500              Murata Manufacturing Co. Ltd.+      Information Technology Hardware             58,454
       5,000              NEC Corp.                           Information Technology Hardware             91,170
          11              Nippon Telegraph & Telephone Corp.  Telecommunications Services                 78,982
           3              NTT DoCoMo, Inc.+                   Telecommunications Services                 51,561
         200              Rohm Co. Ltd.                       Information Technology Hardware             37,864
         300              SMC Corp.+                          Engineering & Machinery                     38,474
         500              Sony Corp.                          Household Goods & Textiles                  34,461
       2,000              Takeda Chemical Industries          Pharmaceuticals                            117,954
----------------------------------------------------------------------------------------------------------------
                                                                                                         928,643
----------------------------------------------------------------------------------------------------------------

Netherlands (14.46%)
       4,985              ABN Amro Holdings NV                Banks                                      113,456
       4,004              Elsevier NV                         Media & Photography                         58,921
       1,167              Fortis NV                           Banks                                       37,943
         640              Heineken NV                         Beverages                                   38,760
       3,785              ING Groep NV                        Banks                                      302,658
       3,930              Koninklijke Ahold NV                Food & Drug Retailers                      126,892
       2,483              Koninklijke KPN NV                  Electronic & Electrical Equipment           28,605
       2,891              Philips Electronics NV              Household Goods & Textiles                 106,004
       1,355              Royal Dutch Petroleum Co.           Oil & Gas                                   83,095
       1,465              TNT Post Group NV                   Support Services                            35,462
         785              VNU NV                              Media & Photography                         38,616
----------------------------------------------------------------------------------------------------------------
                                                                                                         970,412
----------------------------------------------------------------------------------------------------------------

Portugal (0.37%)
       7,537              Electricidade de Portugal SA        Electricity                                 24,930
----------------------------------------------------------------------------------------------------------------

Berger IPT - International Fund o December 31, 2000 Annual Report

                                                   Berger IPT-International Fund

================================================================================
SCHEDULE OF INVESTMENTS

                                                                                                December 31, 2000
-----------------------------------------------------------------------------------------------------------------
Country/Shares            Company                                    Industry                               Value
-----------------------------------------------------------------------------------------------------------------
COMMON STOCK (99.20%) - CONTINUED
Singapore (0.96%)
       3,756              Development Bank of Singapore Ltd.*        Banks                             $   42,455
       1,500              Singapore Press Holdings Ltd.*             Media & Photography                   22,145
-----------------------------------------------------------------------------------------------------------------
                                                                                                           64,600
-----------------------------------------------------------------------------------------------------------------

South Korea (0.23%)
         975              Pohang Iron & Steel Co. Ltd. - Spon. ADR   Steel & Other Materials               15,173
-----------------------------------------------------------------------------------------------------------------

Spain (2.44%)
       7,544              Banco De Santander SA*                     Banks                                 80,815
       5,016              Telefonica SA*                             Telecommunications Services           82,958
-----------------------------------------------------------------------------------------------------------------
                                                                                                          163,773
-----------------------------------------------------------------------------------------------------------------

Sweden (0.99%)
       5,860              Telefonaktiebolaget LM Ericsson - Class B  Information Technology Hardware       66,710
-----------------------------------------------------------------------------------------------------------------

Switzerland (11.47%)
          27              Lonza AG                                   Packaging                             15,712
          81              Nestle SA Reg.                             Food Producers & Processors          189,151
          79              Novartis AG Reg.                           Pharmaceuticals                      139,825
          11              Roche Holding AG                           Pharmaceuticals                      112,194
          63              Swiss Re                                   Insurance                            151,204
         870              Union Bank of Switzerland AG Reg.          Banks                                142,160
          32              Zurich Financial Services AG               Insurance                             19,407
-----------------------------------------------------------------------------------------------------------------
                                                                                                          769,653
-----------------------------------------------------------------------------------------------------------------

United Kingdom (28.04%)
       2,150              3i Group PLC                               Investment Companies                  39,752
       1,230              AstraZeneca PLC                            Pharmaceuticals                       61,998
       5,305              Barclays PLC                               Banks                                164,164
       8,810              Cable & Wireless PLC                       Telecommunications Services          118,814
       7,679              Cadbury Schweppes PLC                      Food Producers & Processors           53,099
       8,763              Diageo PLC                                 Beverages                             98,156
       4,481              Emi Group PLC - Class B                    Media & Photography                   36,808
       5,035              GlaxoSmithKline PLC*                       Pharmaceuticals                      142,123
       8,203              Granada Compass PLC                        Leisure, Entertainment & Hotels       89,249
       1,697              Granada Media PLC                          Leisure, Entertainment & Hotels       10,771
       9,210              Hilton Group PLC                           Leisure, Entertainment & Hotels       28,748
      14,030              Invensys PLC                               Engineering & Machinery               32,792
      12,810              Lloyds TSB Group PLC                       Banks                                135,452
       6,920              Marconi PLC                                Telecommunications Equipment          74,308
       4,610              P &O Princess Cruises PLC*                 Transport                             19,484
       1,738              Pearson PLC                                Media & Photography                   41,271
       8,035              Prudential PLC                             Life Assurance                       129,242
       1,660              Railtrack Group PLC                        Transport                             22,932
       3,750              Reuters Group PLC                          Media & Photography                   63,455
       1,800              RMC Group PLC                              Construction & Building Materials     15,834
      22,779              Shell Transport & Trading Co. PLC          Oil & Gas                            186,772
       1,614              Smiths Group PLC                           Aerospace & Defense                   19,484
      69,887              Vodafone Group PLC                         Telecommunications Services          256,243
       3,140              WPP Group PLC                              Media & Photography                   40,893
-----------------------------------------------------------------------------------------------------------------
                                                                                                        1,881,844
-----------------------------------------------------------------------------------------------------------------
Total Common Stock
(Cost $5,825,488)                                                                                       6,657,226
-----------------------------------------------------------------------------------------------------------------

               Berger IPT - International Fund o December 31, 2000 Annual Report

8

BERGER IPT-
INTERNATIONAL FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                                                            December 31, 2000
-------------------------------------------------------------------------------------------------------------
Par Value                 Company                                                                       Value
-------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.43%)
     $29,000              State Street Repurchase Agreement, 5.65%
                          dated December 29, 2000, to be repurchased at
                          $29,018 on January 2, 2001, collateralized by
                          FNMA Agency Note, 6.00% - September 24,
                          2001 with a value of $30,494                                           $     29,000
-------------------------------------------------------------------------------------------------------------
Total Repurchase Agreement (Cost $29,000)                                                              29,000
-------------------------------------------------------------------------------------------------------------
Total Investments (Cost $5,854,488) (99.63%)                                                        6,686,226
Total Other Assets, Less Liabilities (0.37%)                                                           24,921
-------------------------------------------------------------------------------------------------------------
Net Assets (100.00%)                                                                               $6,711,147
-------------------------------------------------------------------------------------------------------------


Outstanding Forward Foreign Currency Contracts


                                     Contract           Maturity               Value on            Unrealized
            Currency                   Amount               Date      December 31, 2000          Appreciation
-------------------------------------------------------------------------------------------------------------
Sell    Japanese Yen                7,442,000          1/24/2001               $ 68,175                $2,857
Sell    Japanese Yen                5,582,000          1/31/2001                 50,997                 1,937
Sell    Japanese Yen                3,770,000           1/7/2001                 34,404                 1,234
-------------------------------------------------------------------------------------------------------------
                                                                               $153,576                $6,028
-------------------------------------------------------------------------------------------------------------

* Non-income producing security.
+ Security is designated as collateral for forward foreign currency contracts. ADR - American Depositary Receipt.
FNMA - Federal National Mortgage Association.
PLC - Public Limited Company.

See notes to financial statements.

Berger IPT - International Fund o December 31, 2000 Annual Report

                                                  Financial Statements and Notes

FINANCIAL
STATEMENTS
================================================================================
STATEMENT OF ASSETS AND LIABILITIES

                                                                                            December 31, 2000
-------------------------------------------------------------------------------------------------------------
Assets
Investments, at cost                                                                               $5,854,488
-------------------------------------------------------------------------------------------------------------
Investments, at value                                                                              $6,686,226
Cash                                                                                                      127
Foreign cash (cost $2,165)                                                                              2,194
Receivables
   Fund shares sold                                                                                    12,807
   Dividends                                                                                           14,236
   Interest                                                                                                14
   Due from Advisor                                                                                     5,152
Net unrealized appreciation on forward foreign currency contracts                                       6,028
-------------------------------------------------------------------------------------------------------------
        Total Assets                                                                                6,726,784
-------------------------------------------------------------------------------------------------------------

Liabilities
Payables
   Fund shares redeemed                                                                                 1,284
Accrued investment advisory fees                                                                        4,787
Accrued custodian and accounting fees                                                                   7,275
Accrued transfer agent fees                                                                               645
Accrued audit fees                                                                                      1,386
Accrued shareholder reporting fees                                                                        260
-------------------------------------------------------------------------------------------------------------
        Total Liabilities                                                                              15,637
-------------------------------------------------------------------------------------------------------------

Net Assets Applicable to Shares Outstanding                                                        $6,711,147
-------------------------------------------------------------------------------------------------------------
Components of Net Assets
Capital (par value and paid in surplus)                                                            $5,509,880
Undistributed net investment income                                                                    49,304
Undistributed net realized gain on securities and foreign currency transactions                       314,134
Net unrealized appreciation on securities and foreign currency transactions                           837,829
-------------------------------------------------------------------------------------------------------------
                                                                                                   $6,711,147
-------------------------------------------------------------------------------------------------------------
Shares Outstanding (par value $0.01, unlimited shares authorized)                                     512,262
-------------------------------------------------------------------------------------------------------------

Net Asset Value, Offering and Redemption Price Per Share                                           $    13.10
-------------------------------------------------------------------------------------------------------------

See notes to financial statements.

               Berger IPT - International Fund o December 31, 2000 Annual Report

10

FINANCIAL
STATEMENTS
================================================================================
STATEMENT OF OPERATIONS

                                                                                           For the Year Ended
                                                                                            December 31, 2000
-------------------------------------------------------------------------------------------------------------
Investment Income
Income
   Dividends (net of foreign taxes)                                                               $   102,911
   Interest                                                                                            12,732
-------------------------------------------------------------------------------------------------------------
        Total Income                                                                                  115,643
-------------------------------------------------------------------------------------------------------------

Expenses
   Investment advisory fees                                                                            58,472
   Accounting fees                                                                                     15,593
   Custodian fees                                                                                      29,258
   Transfer agent fees                                                                                 14,328
   Registration fees                                                                                      448
   Audit fees                                                                                          14,050
   Legal fees                                                                                           1,327
   Trustees' fees and expenses                                                                            338
   Shareholder reporting fees                                                                           9,894
   Other expenses                                                                                         248
-------------------------------------------------------------------------------------------------------------
      Gross Expenses                                                                                  143,956
      Less fees waived and/or reimbursed by Advisor                                                   (63,557)
      Less earnings credits                                                                            (1,410)
-------------------------------------------------------------------------------------------------------------
      Net Expenses                                                                                     78,989
-------------------------------------------------------------------------------------------------------------
      Net Investment Income                                                                            36,654
-------------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Loss on Securities and Foreign Currency Transactions
Net realized gain on securities and foreign currency transactions                                     408,483
Net change in unrealized appreciation on securities and foreign currency transactions              (1,129,884)
-------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Loss on Securities and Foreign Currency Transactions                     (721,401)
-------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                                                $(684,747)
-------------------------------------------------------------------------------------------------------------
Foreign taxes withheld                                                                             $   13,985
-------------------------------------------------------------------------------------------------------------

See notes to financial statements.

Berger IPT - International Fund o December 31, 2000 Annual Report

                                                  Financial Statements and Notes

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            Years Ended December 31,
                                                                                         ------------------------------
                                                                                             2000               1999
-----------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                                    $    36,654         $   27,828
Net realized gain on securities and foreign currency transactions                            408,483            121,214
Net change in unrealized appreciation on securities and foreign currency transactions     (1,129,884)         1,380,615
-----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                             (684,747)         1,529,657
-----------------------------------------------------------------------------------------------------------------------
From Dividends and Distributions to Shareholders
Dividends (from net investment income)                                                       (20,406)           (34,474)
-----------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and Distributions to Shareholders                  (20,406)           (34,474)
-----------------------------------------------------------------------------------------------------------------------
From Fund Share Transactions
Proceeds from shares sold                                                                  5,688,143          1,641,409
Net asset value of shares issued in reinvestment of dividends and distributions               20,406             34,474
Payments for shares redeemed                                                              (4,414,510)        (2,478,881)
-----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from Fund Share Transactions                 1,294,039           (802,998)
-----------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets                                                                   588,886            692,185

Net Assets
Beginning of period                                                                        6,122,261          5,430,076
-----------------------------------------------------------------------------------------------------------------------
End of Period                                                                            $ 6,711,147         $6,122,261
-----------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                      $    49,304         $   16,221
-----------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares
Shares sold                                                                                  410,228            136,622
Shares issued to shareholders in reinvestment of dividends and distributions                   1,609              2,400
Shares redeemed                                                                             (317,947)          (205,121)
-----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                                                             93,890            (66,099)
Shares outstanding, beginning of period                                                      418,372            484,471
-----------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                                            512,262            418,372
-----------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

               Berger IPT - International Fund o December 31, 2000 Annual Report

12

NOTES TO FINANCIAL
STATEMENTS
December 31, 2000
================================================================================

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The Berger IPT-International Fund (the "Fund") (formerly Berger/BIAM IPT-International Fund) is a series of the Berger Institutional Products Trust (the "Trust"), a Delaware business trust, established on October 17, 1995. The Trust is organized as a diversified open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the Fund, Berger IPT-Growth Fund (formerly Berger IPT-100 Fund), Berger IPT-Growth and Income Fund, Berger IPT-Small Company Growth Fund and Berger IPT-New Generation Fund (collectively the "Funds") are the only portfolios established under the Trust, although others may be added in the future.

The Trust is registered under the Investment Company Act of 1940 and its shares are registered under the Securities Act of 1933 (the "Acts"). Shares of each Fund are fully paid and non-assessable when issued. All Shares issued by a particular Fund participate equally in dividends and other distributions by that Fund. The Trust's shares are not offered directly to the public, but are sold exclusively to insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of Participating Insurance Companies and to qualified plans. All costs incurred in organizing the Trust were paid by Berger LLC ("Berger"), the investment advisor to the Funds and by BBOI Worldwide LLC ("BBOI"), the former investment advisor to the Fund.

On January 19, 2000, Berger and Bank of Ireland Asset Management (U.S.) Limited ("BIAM") entered into an agreement to dissolve BBOI. This agreement was approved by shareholders on May 5, 2000. Upon approval of the new management agreement, Berger became the Fund's advisor and BIAM continues to be responsible for the day-to-day management of the Fund's portfolio as sub-advisor. The dissolution of BBOI had no effect on the investment advisory services to the Fund. Additionally, the Fund was renamed Berger IPT-International Fund from Berger/BIAM IPT-International Fund.

At December 31, 2000, Berger indirectly owned 33% of the outstanding shares of the Fund.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

INVESTMENT VALUATION

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Fund. Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the Fund's net asset value are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Fund.

CALCULATION OF NET ASSET VALUE

The Fund's per share calculation of net asset value is determined by dividing the total value of it assets, less liabilities, by the total number of shares outstanding.

Berger IPT - International Fund o December 31, 2000 Annual Report

                                                  Financial Statements and Notes

================================================================================

FEDERAL INCOME TAX STATUS

It is the Fund's policy to comply with the requirements of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required.

FOREIGN CURRENCY TRANSLATION

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount. Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund will be January 1, 2001. In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may effect the accounting treatment of the Fund's derivative instruments and related assets. The Fund expects that the impact of the adoption of this new standard will not be material to the financial statements.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized gain/loss in the Statement of Operations. The effective date for the Fund will be January 1, 2001. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

COMMON EXPENSES

Certain expenses, which are not directly allocable to a specific Fund of the Trust, are allocated to the Funds on the basis of relative net assets.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.  AGREEMENTS

Berger serves as the investment advisor to the Fund. As compensation for their services to the Fund, Berger receives an investment advisory fee according to the following annual rates of average daily net assets: .85% of the first $500 million; .80% of the next $500 million; and .75% over $1 billion. Such fee is accrued daily and paid monthly. Effective May 12, 2000, this investment advisory fee charged to the Fund was reduced from .90% of the Fund's average daily net assets as a result of the dissolution of BBOI. Berger has delegated the day-to day portfolio management of the Fund to BIAM, which serves as the investment sub-advisor. As sub-advisor to the Fund, BIAM receives a sub-advisory fee from Berger based on the average daily net assets of the Fund.

               Berger IPT - International Fund o December 31, 2000 Annual Report

14

NOTES TO FINANCIAL
STATEMENTS
December 31, 2000
================================================================================

Berger has agreed to waive its advisory fee and reimburse expenses to the Fund to the extent that normal operating expenses in any given fiscal year (including the advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.20% of the average daily net assets of the Fund.

The Fund has entered into an administrative services agreement with Berger. Berger currently provides these administrative services to the Fund at no cost.

The Trust, on behalf of the Fund, has entered into a recordkeeping and pricing agreement with State Street Bank and Trust Company ("State Street"), which also serves as the Fund's custodian. The recordkeeping and pricing agreement provides for the monthly payment of a base fee plus a fee computed as a percentage of average daily net assets on a total relationship basis with other Berger Funds. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by the Fund, based on the cash balances of the Fund held by State Street as custodian.

Certain officers and/or directors of Berger are also officers and/or trustees of the Trust. Trustees who are not affiliated with Berger are compensated for their services according to a fee schedule, allocated among the entire Berger Funds complex, which includes an annual fee component and a per meeting fee component. For the year ended December 31, 2000, such trustees' fees and expenses totaled $338 for the Fund.

The Funds adopted a trustee fee deferral plan (the "Plan") which allows the non-affiliated trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees are invested in various funds advised by Berger until distribution in accordance with the Plan.

3.  INVESTMENT TRANSACTIONS

PURCHASES AND SALES

Purchases and sales proceeds of investment securities (excluding short-term securities) were $3,564,814 and $2,252,740, respectively, for the year ended December 31, 2000.

There were no purchases or sales of long-term U.S. government securities during the period.

Unrealized Appreciation, Unrealized Depreciation and Federal Tax Cost of Securities

At December 31, 2000, the federal tax cost of securities and composition of net unrealized appreciation (depreciation) of investment securities were as follows:

                       Gross             Gross                 Net
   Federal        Unrealized        Unrealized       Appreciation/
  Tax Cost      Appreciation      Depreciation      (Depreciation)
------------------------------------------------------------------
$5,903,153        $1,152,326        $(369,253)            $783,073
------------------------------------------------------------------

FORWARD CONTRACTS

The Fund may only hold forward foreign currency exchange contracts for the purpose of hedging the portfolio against exposure to market fluctuations. The use of such instruments may involve certain risks as a result of unanticipated movements in the market, a lack of correlation between the value of such instruments and the assets being hedged, or unexpected adverse price movement. In addition, there can be no assurance that a liquid secondary market will exist for the instrument. Realized and unrealized gains or losses on forward foreign currency contracts are included in Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations.

REPURCHASE AGREEMENTS

Repurchase agreements held by the Fund are fully collateralized by U.S. government or government agency securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

CONCENTRATION OF RISK

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value.

Berger IPT - International Fund o December 31, 2000 Annual Report

                                                  Financial Statements and Notes

================================================================================

FEDERAL INCOME TAXES

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund. During the year ended December 31, 2000, the Fund paid $13,985 of foreign taxes on $116,615 of foreign source income. The Fund will make the foreign tax credit election to pass through these taxes to shareholders.
The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in-capital.

During the year ended December 31, 2000, the following reclassifications were made among the components of net assets:

                Undistributed         Undistributed
Paid-in        Net Investment          Net Realized
Capital                Income                 Gains
---------------------------------------------------
     --               $16,835             $(16,835)
---------------------------------------------------

During the current year, the Fund utilized capital loss carryovers in the amount of $47,590 to offset realized gains for federal income tax purposes.

4.  LINE OF CREDIT

The Fund is party to an ongoing agreement with certain banks that allows funds managed by Berger, collectively, to borrow up to $150 million for temporary or emergency purposes. Interest, based on the Federal Funds Rate, is charged to the specific party that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. The Fund had no line of credit borrowings outstanding at December 31, 2000.

               Berger IPT - International Fund o December 31, 2000 Annual Report

16

FINANCIAL
HIGHLIGHTS
================================================================================
BERGER IPT-INTERNATIONAL FUND
For a Share Outstanding Throughout the Period

                                                                                Years Ended December 31,
                                                         -----------------------------------------------------------------------
                                                              2000              1999              1998             1997(1)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $       14.63     $       11.21     $        9.79     $       10.00
--------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income                                       0.07              0.03              0.08              0.05
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions           (1.56)             3.47              1.50             (0.26)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (1.49)             3.50              1.58             (0.21)
--------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                     (0.04)            (0.08)            (0.14)               --
      Distributions (in excess of net realized gains
        on investments)                                             --                --             (0.02)               --
--------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                (0.04)            (0.08)            (0.16)               --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $       13.10     $       14.63     $       11.21     $        9.79
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                                 (10.18)%           31.24%            16.13%            (2.10)%
--------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
      Net assets, end of period                          $   6,711,147     $   6,122,261     $   5,430,076     $   2,705,831
      Net expense ratio to average net assets(3)                  1.20%             1.20%             1.20%             1.20%(4)
      Ratio of net investment income (loss)
         to average net assets                                    0.55%             0.51%             2.85%             0.86%(4)
      Gross expense ratio to average net assets                   2.14%             2.46%             2.85%             3.83%(4)
      Portfolio turnover rate(2)                                    35%               26%               20%               14%

1. For the period from May 1, 1997 (commencement of investment operations) to December 31, 1997.

2.  Not annualized.

3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

4.  Annualized.

See notes to financial statements.

Berger IPT - International Fund o December 31, 2000 Annual Report

REPORT OF INDEPENDENT
ACCOUNTANTS
================================================================================

To the Board of Trustees and Shareholders of Berger Institutional Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berger IPT-International Fund, formerly Berger/BIAM IPT-International Fund, (one of the portfolios constituting Berger Institutional Products Trust, hereafter referred to as the "Trust") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

Denver, Colorado
February 5, 2001

               Berger IPT - International Fund o December 31, 2000 Annual Report


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